UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 7, 2004


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)



                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
--------------------------------------------------------------------------------
                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            The following documents are hereby incorporated by reference into the registration statements on Form F-9 of Nexen Inc. Nos. 333-111243 and 333-109747 as exhibits thereto:

(c)         Exhibits:

4.8 The Registrant's Management Proxy Circular dated March 10, 2004 relating to the annual general and special meeting of shareholders held on May 4, 2004, excluding those portions thereof which appear under the headings "Compensation and Human Resources Committee Report", "Share Performance Graph" and "Corporate Governance Policy" (which portions shall be deemed not to have been filed as part of, or incorporated by reference in, this Registration Statement on Form F-9)(incorporated herein by reference to the Registrant's Current Report on Form 6-K filed with the Commission on March 19, 2004, Commission File No. 001-06702).

4.9 The Registrant's Annual Information Form, which is comprised of the Registrant's Annual Report on Form 10-K (incorporated herein by reference to the Registrant's Annual Report on Form 10-K filed with the Commission on March 1, 2005, Commission File No. 001-06702).

4.10 The Registrant's consolidated balance sheet as at December 31, 2004 and 2003 and the consolidated statements of income, cash flows and shareholders' equity for the three years ended December 31, 2004, together with the report thereon dated February 7, 2005 of our auditors Deloitte & Touche LLP, as contained in our Annual Report on Form 10-K dated March 1, 2005 (incorporated herein by reference to the Registrant's Annual Report on Form 10-K filed with the Commission on March 1, 2005, Commission File No. 001-06702).

4.11 Management's discussion and analysis of financial condition and results of operations for the year ended December 31, 2004 (incorporated herein by reference to the Registrant's Annual Report on Form 10-K filed with the Commission on March 1, 2005, Commission File No. 001-06702).

4.12 The audited consolidated financial statements of EnCana U.K. as at and for the year ended December 31, 2003 (incorporated herein by reference to the Registrant's Current Report on form 8-K/A filed with the Commission on January 12, 2005, Commission File No. 001-06702).

4.13 The unaudited interim consolidated financial statements of EnCana U.K. as at September 30, 2004 and for the nine month periods ended September 30, 2004 and 2003 (incorporated herein by reference to the Registrant's Current Report on form 8-K/A filed with the Commission on January 12, 2005, Commission File No. 001-06702).

23.1 Consent of Deloitte & Touche LLP (incorporated herein by reference to the Registrant's Annual Report on Form 10-K filed with the Commission on March 1, 2005, Commission File No. 001-06702).

23.2 Consent of PricewaterhouseCoopers LLP (incorporated herein by reference to the Registrant's Current Report on form 8-K/A filed with the Commission on January 12, 2005, Commission File No. 001-06702).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 7, 2005

                                              NEXEN INC.


                                              By: /s/ John B. McWilliams
                                                  ---------------------------
                                              Name:   John B. McWilliams
                                              Title:  Senior Vice President,
                                                      General Counsel and
                                                      Secretary